CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Global Multimedia Trust Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:    03/01/2007                 /s/ Bruce N. Alpert
     -------------------            --------------------------------------------
                                    Bruce N. Alpert, Principal Executive Officer


I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Global Multimedia Trust Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/01/2007                 /s/ Agnes Mullady
     -------------------            --------------------------------------------
                                    Agnes Mullady, Principal Financial Officer
                                    and Treasurer